Exhibit 10.3

THIRD GUARANTY AMENDMENT
THIRD GUARANTY AMENDMENT (this “Amendment”), dated as of March 21, 2024, to the Amended and Restated Guaranty, dated as of October 1, 2021, as amended by that certain Second Amendment, dated as of September 28, 2022 and that certain Second Guaranty Amendment, dated as of March 13, 2023 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty”), by Baxter International, Inc., as guarantor, in favor of J.P. Morgan SE, as administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, reference is made to that certain Credit Agreement, dated as of December 20, 2019, as amended by that certain First Amendment, dated as of October 1, 2021 and that certain Second Amendment, dated as of September 28, 2022 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among BAXTER HEALTHCARE SA, a corporation duly organized and existing under the laws of Switzerland (“Baxter Healthcare SA”), BAXTER WORLD TRADE SRL, a private limited liability company duly incorporated under the laws of Belgium, with statutory seat at Boulevard René Branquart 80, 7860 Lessines (Belgium) and registered with the Crossroad Bank for Enterprises under number 0426.694.684 (“Baxter World Trade SRL” and, together with Baxter Healthcare SA, the “Borrowers”), Baxter International Inc., a Delaware corporation (the “Guarantor”), the several banks party thereto (the “Banks”), the Administrative Agent and each other party thereto.
WHEREAS, the Guarantor and the Administrative Agent entered into the Guaranty pursuant to which the Guarantor provided a guarantee of the Guaranteed Obligations (as defined in the Guaranty);
WHEREAS, the Guarantor and the Administrative Agent, at the instruction of the Banks, wish to make certain amendments to the Guaranty as described herein; and
WHEREAS, in furtherance thereof, each party hereto hereby consents to the modifications to the Guaranty as set forth in Section 2 below (the Guaranty, as hereby modified by this Amendment, the “Amended Guaranty”).
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2. Amendments. The Borrowers, the Guarantor, the Banks party hereto and the Administrative Agent agree that the Guaranty is, effective as of the Third Amendment Effective Date (as defined below), hereby amended as follows:
Section 12(m) of the Guaranty is hereby amended and restated in its entirety as follows:
(m) As of the last day of any fiscal quarter (commencing with fiscal quarter ending March 31, 2022), permit the Net Leverage Ratio on a pro forma basis for the applicable Test Period to be greater than the Net Leverage Ratio set forth in the table below:

Quarter Ending or Ended	Ratio
March 31, 2022	5.00 to 1.00
June 30, 2022	5.00 to 1.00
September 30, 2022	5.00 to 1.00
December 31, 2022	5.00 to 1.00
March 31, 2023	5.25 to 1.00
June 30, 2023	5.50 to 1.00
September 30, 2023	5.50 to 1.00
December 31, 2023	5.25 to 1.00
March 31, 2024	5.00 to 1.00
June 30, 2024	4.75 to 1.00
September 30, 2024	4.75 to 1.00
December 31, 2024	4.75 to 1.00
March 31, 2025	4.75 to 1.00
June 30, 2025	4.25 to 1.00
September 30, 2025	4.00 to 1.00
December 31, 2025 and thereafter	3.75 to 1.00

provided, however, for any fiscal quarter ended after September 30, 2025, such Net Leverage Ratio shall be increased to 4.50 to 1.00 for each of the four fiscal quarters ending immediately following the consummation of any Material Acquisition.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the “Third Amendment Effective Date”) upon which the following conditions shall have been satisfied (or waived in accordance with Section 10 of the Guaranty):
(a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each Borrower, the Guarantor, the Banks constituting the Majority Banks under the Credit Agreement and the Administrative Agent;

(b) No event has occurred and is continuing on the Third Amendment Effective Date or shall result from the effectiveness of this Amendment which constitutes an Event of Default or an Unmatured Event of Default;
(c) Immediately before and after giving effect to this Amendment, the representations and warranties contained in Section 7.01 of the Credit Agreement and in Section 11 of the Amended Guaranty are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or material adverse effect, it is true and correct in all respects) on and as of the Third Amendment Effective Date as though made on and as of Third Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or material adverse effect, it is true and correct in all respects) as of such earlier date);
(d) The Administrative Agent shall have received a certificate, dated as of the Third Amendment Effective Date and signed by the chief financial officer of the Guarantor or another officer of the Guarantor acceptable to the Administrative Agent certifying as to compliance with Sections 3(b) and 3(c) of this Amendment.
(e) At least three (3) Business Days prior to the Third Amendment Effective Date, all documentation and other information regarding the Borrowers that any Bank has requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Act, to the extent requested in writing of the Borrowers at least five (5) Business Days prior to the Third Amendment Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) Business Days prior to the Third Amendment Effective Date, any Bank that has requested, in a written notice to the Borrowers at least five (5) Business Days prior to the Third Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrowers shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Bank of its signature page to this Agreement, the condition set forth in this clause (e) shall be deemed to be satisfied).
(j) The Banks and the Administrative Agent shall have received all fees required to be paid pursuant to that certain Fee Letter, dated as of March 13, 2024, among the Borrower and the Administrative Agent, and all expenses for which invoices have been presented at least two Business Days prior to the Third Amendment Effective Date, on the Third Amendment Effective Date.
SECTION 4. Representations and Warranties. On and as of the Third Amendment Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Bank that this Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 5. No Other Amendment or Waivers; Confirmation. This Amendment shall not constitute a novation of any Guaranteed Obligations (as defined in the Amended Guaranty). Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment or waiver of any other provision of the Guaranty or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent, the Banks, the Swingline Banks or the Issuing Banks.
SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO

HEREBY AGREES AS SET FORTH IN SECTIONS 11.04, 11.08, 11.09 and 11.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 7. Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, taken together with all of the other documents, instruments and certificates contemplated herein to be delivered by the Loan Parties, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof as among the Loan Parties, the Banks party hereto and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment to the extent and as provided for under any applicable laws. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include, as the case may be, Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, that (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Banks, and any Loan Party, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
(b) The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Advances in whole or in part prior to effectiveness hereof).
SECTION 8. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10. Construction. On and after the Third Amendment Effective Date, each reference in the Guaranty to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Guaranty in any other Loan Document, shall be deemed a reference to the Amended Guaranty. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 11. Loan Party Acknowledgments. (a) Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement and the Amended Guaranty, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.
(b) (i) Each Loan Party hereby reaffirms, as of the Third Amendment Effective Date, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (ii) the Guarantor hereby reaffirms, as of the Third Amendment Effective Date, its guarantee of payment of the Guaranteed Obligations (as defined in the Amended Guaranty) pursuant to the Amended Guaranty.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS: BAXTER HEALTHCARE SA

By:
/s/ Karen Leets
Name: Karen Leets
Title: Special attorney-in-fact
BAXTER WORLD TRADE SRL

By:
/s/ Karen Leets
Name: Karen Leets
Title: Special attorney-in-fact

GUARANTOR: BAXTER INTERNATIONAL INC.

By:
/s/ Karen Leets
Name: Karen Leets
Title: Senior Vice President and Treasurer

[Signature Page to Third Amendment]

J.P. MORGAN SE, as Administrative Agent

By:
/s/ Sumesh Santhosh
Name: Sumesh Santhosh
Title: Associate, Authorized Signatory

[Signature Page to Third Amendment]

J.P. MORGAN SE, individually as a Bank

By:    /s/ Aziz Boulahiati
Name:    Aziz Boulahiati
Title:    Executive Director

By:    /s/ Erik van Vliet
Name:    Erik van Vliet
Title:    Executive Director

[Signature Page to Third Amendment]

CITIBANK, N.A., LONDON BRANCH,
individually as a Bank

By:    /s/ Eugene Yermash
Name:    Eugene Yermash
Title:    Vice President

[Signature Page to Third Amendment]

Deutsche Bank Luxembourg S.A., individually as a
Bank

By:    /s/ Marlene Heinemann
Name:    Marlene Heinemann
Title:    Vice President

By:    /s/ Sven Walther
Name:    Sven Walther
Title:    Vice President

[Signature Page to Third Amendment]

BARCLAYS BANK PLC, individually as a Bank

By:    /s/ Warren Veech III
Name:    Warren Veech III
Title:    Vice President

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A., individually as a
Bank

By:    /s/ Darren Merten
Name:    Darren Merten
Title:    Director

[Signature Page to Third Amendment]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, individually as a Bank

By:    /s/ Mike Tkach
Name:    Mike Tkach
Title:    Authorized Signatory

[Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION, individually as a Bank

By:    /s/ Michael West
Name:    Michael West
Title:    Senior Vice President

[Signature Page to Third Amendment]

Wells Fargo, National Association, individually as a Bank

By:    /s/ Andrea Chen
Name:    Andrea Chen
Title:    Managing Director
[Signature Page to Third Amendment]